                    FIRST AMENDMENT TO AMENDED AND RESTATED
                            364-DAY CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT (the "Amendment") is made as of the 27th day of June, 2000, by and among THOMAS & BETTS CORPORATION (the "Borrower"), WACHOVIA BANK, N.A., as Agent, WACHOVIA SECURITIES, INC., as Arranger, BANK OF AMERICA, N.A., as Syndication Agent, and ABN AMRO BANK N.V., as Documentation Agent.

                                    RECITALS:

         The Borrower, Morgan Guaranty Trust Company of New York, as agent and as a Bank, and the Banks have entered into a certain 364-Day Credit Agreement dated as of July 1, 1998, as amended by Amendment No. 1 dated as of January 4, 1999 (the "Existing Credit Agreement"). The Existing Credit Agreement was amended and restated by the Amended and Restated 364-Day Credit Agreement dated as of June 30, 1999 entered into among the Borrower, the Agent, the Arranger, the Syndication Agent and the Documentation Agent (the "Credit Agreement"). Capitalized terms in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

         The Borrower has requested the Agent and the Banks to amend the Credit Agreement to modify certain provisions of the Credit Agreement as more fully set forth herein. The Banks, the Agent and the Borrower desire to amend the Credit Agreement upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Banks, intending to be legally bound hereby, agree as follows:

         SECTION 1. RECITALS. The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

         SECTION 2. AMENDMENTS. The Credit Agreement is hereby amended as set forth in this Section 2.

         SECTION 2.01. AMENDMENT TO DEFINITION OF TERMINATION DATE. The definition of "Termination Date" as set forth in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:

         "`Termination Date' means June 26, 2001 or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day."


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         SECTION 3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this
Amendment and the obligations of the Banks hereunder are subject to the following conditions, unless the Required Banks waive such conditions (if applicable):

         (a) receipt by the Agent from (i) each of the parties hereto of a duly executed counterpart of this Amendment signed by such party, and (ii) the Borrower for the account of each Bank of the amendment fee referred to in
Section 9 of this Amendment; and

         (b) the fact that the representations and warranties of the Borrower contained in Section 5 of this Amendment shall be true on and as of the date hereof.

         SECTION 4. NO OTHER AMENDMENT. Except for the amendment set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as, a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Banks and the Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, is in full force and effect.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to each of the Banks as follows:

         (a) Except as otherwise disclosed to the Banks, no Default or Event of Default, nor any act, event, condition or circumstance which with the passage of time or the giving of notice, or both, would constitute an Event of Default, under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Banks on the date hereof.

         (b) The Borrower has the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder, or thereunder, to be done, observed and performed by it.

         (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and constitute legal, valid and binding obligations of the Borrower enforceable against it in accordance with their terms, provided that such enforceability is subject to general principles of equity.


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         (d) The execution and delivery of this Amendment and the Borrower's performance hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, nor be in contravention of or in conflict with the articles of incorporation or bylaws of the Borrower, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower is party or by which the Borrower's assets or properties are or may become bound.

         SECTION 6. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

         SECTION 7. GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

         SECTION 8. EFFECTIVE DATE. This Amendment shall be effective as of June 27, 2000.

         SECTION 9. COMMITMENT FEE. On the Effective Date the Borrower shall pay to the Agent for the ratable account of each Bank with a Commitment an amendment fee equal to: (i) the amount of such Bank's Commitment, multiplied by (ii) .05%.

         SECTION 10. ACKNOWLEDGMENT AND CONSENT. The Agent and the Banks acknowledge and agree that all notices, requests and other communications to the Borrower shall be to the following address and telecopy:


                                    Thomas & Betts Corporation
                                    8155 T&B Boulevard
                                    Memphis, Tennessee  38125
                                    Attn:  Treasurer
                                    Facsimile: 901-252-1354


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

                  IN WITNESS WHEREOF, the parties have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.


                                 THOMAS & BETTS CORPORATION


                                 By:  ________________________________
                                          Tom C. Oviatt
                                 Title:   Treasurer

                                   Address:        8155 T&B Boulevard
                                                   Memphis, Tennessee  38125
                                                   Facsimile:  (901) 252-1354


                                 WACHOVIA BANK, N.A. AS AGENT AND A
                                 BANK


                                 By:  ________________________________
                                        Title:

                                 Address:    191 Peachtree Street, N.E.
                                             Atlanta, Georgia  30303-1757
                                             Attention: Syndication Services
                                             Facsimile:  (404) 332-1394

                                 WITH A COPY TO:

                                 Address:    191 Peachtree Street, N.E.
                                             Atlanta, Georgia  30303-1757
                                             Attention: Karin Reel
                                             Facsimile:  (404) 332-5016


                                 BANK OF AMERICA, N.A.

                                 By:  ________________________________
                                        Title:


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

                                 ABN AMRO BANK N.V.


                                 By:  ________________________________
                                        Title:


                                 By:  ________________________________
                                        Title:


                                 THE BANK OF NOVA SCOTIA


                                 By:  ________________________________
                                        Title:


                                 CIBC, INC.


                                 By:  ________________________________
                                        Title:


                                 DEUTSCHE BANK AG, NEW YORK
                                 AND/OR CAYMAN ISLANDS BRANCH


                                 By:  ________________________________
                                        Title:


                                 By:  ________________________________
                                        Title:


                                 FIRST UNION NATIONAL BANK


                                 By:  ________________________________
                                        Title:

                                 SUNTRUST BANK


                                 By:  _______________________________
                                        Title:


                                 THE NORTHERN TRUST COMPANY


                                 By:  _______________________________
                                        Title:


                                 BANCA NAZIONALE DEL LAVORO S.P.A.,
                                 NEW YORK BRANCH


                                 By:  _______________________________
                                        Title:


                                 By:  _______________________________
                                        Title:


                                 THE BANK OF NEW YORK


                                 By:  ________________________________
                                        Title:


                                 BANK OF TOKYO-MITSUBISHI
                                 TRUST COMPANY


                                 By:  ________________________________
                                        Title:


                                 AMSOUTH BANK

                                 By:  ________________________________
                                        Title:


                                 KBC BANK N.V.


                                 By:  _______________________________
                                        Title:


                                 By:  _______________________________
                                        Title:


                                 THE SUMITOMO BANK, LTD.


                                 By:  _______________________________
                                        Title:


                                 UNION PLANTERS BANK, N.A.


                                 By:  _______________________________
                                        Title:


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